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                                                                   Exhibit 10.29



                                                March 1, 1999

Eric Hippeau
Ziff-Davis Inc.
One Park Avenue
New York, NY 10016

                     Re:  Employment Agreement
                          --------------------

Dear Eric:

     This letter is to confirm our agreement to amend the Employment Agreement dated as of April 1, 1998 to delete the annual incentive bonus provided for in
Section 4(b) for the year 1998 and subsequent years.

     In lieu of the incentive bonus, it is the intention of Ziff-Davis Inc. to provide you with options from time to time in such amounts as the Compensation Committee and Incentive Compensation Plan Committee shall determine.

     Please indicate your agreement by signing in the space provided below.

                                                Ziff-Davis Inc.


                                                By: /s/ J. MALCOLM MORRIS
                                                    _____________________


Accepted and agreed:


/s/ ERIC HIPPEAU
______________________
Eric Hippeau